UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 12, 2006

                      CHINA MINERAL ACQUISITION CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          DELAWARE                  000-50833              20-0938259
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(STATE OR OTHER JURISDICTION       (COMMISSION           (IRS EMPLOYER
     OF INCORPORATION)             FILE NUMBER)        IDENTIFICATION NO.)

210 EAST 85TH STREET, SUITE 16, NEW YORK, NEW YORK                   10028
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     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

Registrant's telephone number, including area code: (212) 672-1909
                                                    --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On May 12, 2006, the Registrant entered into a Stock Purchase Agreement with Ivanhoe Energy, Inc. and its subsidiaries Sunwing Holding Corporation and Sunwing Energy Ltd., providing for the acquisition by the Registrant of Sunwing Energy and related transactions. On May 15, 2006, Ivanhoe issued a press release announcing this event, and on May 17, 2006, the Registrant issued a press release containing substantially the same information, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

      The Registrant has also filed a Registration Statement on Form S-4 relating to the transaction, which provides detailed information concerning the acquisition and related transactions and which is incorporated herein by reference. The Registrant's stockholders are urged to read the Registration Statement on Form S-4, which includes the proxy statement for a special meeting of the stockholders of the Registrant to vote on the acquisition and related transactions, that has been filed with the Securities and Exchange Commission, because it contains important information.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      On and effective May 12, 2006, Mr. Cui Guisheng resigned as a director of the Registrant. There were no disagreements between Mr. Guisheng and the Registrant on any matter relating to the Registrant's operations, policies or practices which resulted in his resignation.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (D)   EXHIBITS:

      Exhibits

      10.1 Stock Purchase Agreement dated May 12, 2006, by and among the Registrant, Ivanhoe Energy, Inc., Sunwing Holding Corporation and Sunwing Energy Ltd. (Incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4, No. 333-134101)

      99.1 Press Release dated May 17, 2006 announcing the signing of an agreement for a business combination between China Mineral Acquisition Corporation and Ivanhoe Energy Inc.'s China operations.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHINA MINERAL ACQUISITION CORPORATION


Date: May 17, 2006                      By: /s/ Simon Mu
                                           -------------------------------------
                                           Name:  Simon Mu
                                           Title: President and
                                                  Chief Executive Officer

                                  EXHIBIT INDEX

      EXHIBITS                        DESCRIPTION
      10.1 Stock Purchase Agreement dated May 12, 2006, by and among the Registrant, Ivanhoe Energy, Inc., Sunwing Holding Corporation and Sunwing Energy Ltd. (Incorporated by reference to Exhibit
                  2.1 to the Registration Statement on Form S-4, No. 333-134101)

      99.1 Press Release dated May 17, 2006 announcing the signing of an agreement for a business combination between China Mineral Acquisition Corporation and Ivanhoe Energy Inc.'s China operations.